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                                                                   EXHIBIT 24
                  POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K
             TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION

     We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Edward M. George, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 1995 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicted:


SIGNATURE                              TITLE            DATE
---------                              -----            ----
______________________________         Director      March ____, 1996
Frank K. Abruzzino


______________________________         Director      March ____, 1996
James E. Altmeyer


______________________________         Director      March ____, 1996
Earl C. Atkins

/s/ Gilbert S. Bachmann
______________________________         Director      March  13 , 1996
Gilbert S. Bachmann

/s/ Charles J. Bradfield
______________________________         Director      March  13 , 1996
Charles J. Bradfield

/s/ Ray A. Byrd
______________________________         Director      March  14 , 1996
Ray A. Byrd

/s/ H. Thomas Corrie
______________________________         Director      March  14 , 1996
H. Thomas Corrie

/s/ Christopher V. Criss
______________________________         Director      March  13 , 1996
Christopher V. Criss

/s/ Stephen F. Decker
______________________________         Director      March  13 , 1996
Stephen F. Decker


______________________________         Director      March ____, 1996
James D. Entress

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


SIGNATURE                              TITLE             DATE
---------                              -----             ----

/s/ James C. Gardill
______________________________         Director      March  13 , 1996
James C. Gardill

/s/ Edward M. George
______________________________         Director      March  14 , 1996
Edward M. George

/s/ Roland L. Hobbs
______________________________         Director      March  13 , 1996
Roland L. Hobbs


______________________________         Director      March ____, 1996
John W. Kepner

/s/ Frank R. Kerekes
______________________________         Director      March  14 , 1996
Frank R. Kerekes


______________________________         Director      March ____, 1996
John D. Kirk

/s/ Walter Knauss, Jr.
______________________________         Director      March  14 , 1996
Walter Knauss, Jr.

/s/ Robert H. Martin
______________________________         Director      March  14 , 1996
Robert H. Martin


______________________________         Director      March ____, 1996
Eric Nelson


______________________________         Director      March ____, 1996
Melvin C. Snyder, Jr.

/s/ Joan C. Stamp
______________________________         Director      March  14 , 1996
Joan C. Stamp

/s/ Carter W. Strauss
______________________________         Director      March  13 , 1996
Carter W. Strauss

/s/ Thomas L. Thomas
______________________________         Director      March  13 , 1996
Thomas L. Thomas


______________________________         Director      March ____, 1996
James L. Wareham

/s/ John A. Welty
______________________________         Director      March  14 , 1996
John A. Welty

/s/ William E. Witschey
______________________________         Director      March  13 , 1996
William E. Witschey


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